Exhibit 10.2

REVOLVE GROUP, INC.

REGISTRATION RIGHTS AGREEMENT

                                , 2018

-i-

REVOLVE GROUP, INC.

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of                 , 2018, and is by and among:

1.	Revolve Group, Inc., a Delaware corporation (the “Company”);
2.	TSG Eminent Holdings, L.P., a Delaware limited partnership (along with its permitted successors and assigns, “TSG”);
3.	MMMK Development, Inc. (f/k/a Eminent Incorporated), a Delaware S-Corporation (the “S Corp”);
4.	Raissa Gerona, Candace Lee, Michael Mente, Mitch Moseley and Son Nguyen (the “L+F Stockholders”);
5.	Capretto LLC, a California limited liability company (“Capretto”); and
6.	such other Persons who from time to time become party hereto by executing a counterpart signature page hereof (collectively with TSG, S Corp, the L+F Stockholders and Capretto, the “Investors”).

Recitals

WHEREAS, upon the terms and subject to the conditions set forth herein, the parties desire to enter into this Agreement to facilitate the underwritten initial public offering of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission;

NOW, THEREFORE, the parties agree as follows:

SECTION 1

DEFINITIONS

1.1Certain Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Affiliate” means, with respect to a specified person (a) any person that directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control with, such specified Person or (b) in the event such specified person is a natural person, a member of the immediate family of such person or (c) any investment fund advised or managed by, or under common control or management with, such person, provided, that the Company and each of its subsidiaries shall be deemed not to be Affiliates of any Investor.  As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise.

(b)“Class A Holders” shall have the meaning ascribed thereto in Section 2.1(a) of this Agreement.

(c)“Class T Holders” shall have the meaning ascribed thereto in Section 2.1(a) of this Agreement.

(d)“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(e)“Covered Person” shall have the meaning ascribed thereto in Section 2.4(a) of this Agreement.

(f)“Deemed Liquidity Event” shall mean (i) the sale of all or substantially all of the Company’s and its Subsidiaries’ assets, taken as a whole, to any Person (other than one of the Members or any Affiliate or Member of the Immediate Family of any Member),  (ii) any other transaction, whether by sale of Equity Interests, sale of assets, merger, recapitalization, reorganization or otherwise, pursuant to which one or more Persons (other than one of the Members or any Affiliate or Member of the Immediate Family of any Member) shall directly or indirectly own 50% or more of the voting Units, in each case in a single transaction or series of related transactions or (iii) liquidation of the Company.

(g)“Equity Interests” means (a) any share, depositary receipt or other certificate representing any share, membership or other percentage interest, unit of participation or other equivalent (however designated) of an equity interest in any person, and (b) any options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contractual obligations that would entitle the holder thereof to any share in the equity, profit, earnings, gains, losses, revenues or cash flows of such person or any stock appreciation, phantom stock, profit participation or similar rights and other contractual obligations similar to such Equity Interests.

(h)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(i)“Holder” shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.11 of this Agreement.

(j)“Indemnitee” shall have the meaning ascribed thereto in Section 2.4(c) of this Agreement.

(k)“Initial Public Offering” shall mean a public offering and sale of equity securities of the Company for cash pursuant to an effective Registration Statement under the Securities Act, as amended, registered on Form S-1 (or any successor form under said Securities Act).

(l)“Initiating Holders” shall have the meaning ascribed thereto in Section 2.1(a) of this Agreement.

(m)“Long Form Registrations” shall have the meaning ascribed thereto in Section 2.1(a)(iii) of this Agreement.

(n)“Parity Shares” shall have the meaning ascribed thereto in Section 2.3(a) of this Agreement.

(o)“Permitted Transferee” means any Affiliate of an Investor.

(p)“Public Offering” means a public offering and sale of the common equity of the Company for cash registered under the Securities Act.

(q)“Registrable Securities” shall mean the common stock of the Company; provided, however, that shares of common stock which are Registrable Securities shall cease to be Registrable Securities (i) upon any sale pursuant to a Registration Statement, Section 4(a)(1) of the Securities Act or Rule 144 under the Securities Act or any successor rule under the Securities Act or (ii) for which registration rights for such Registrable Securities have terminated pursuant to Section 2.5 hereof.

(r)The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(s)“Restricted Securities” shall mean any Registrable Securities required to be notated with the first legend set forth in Section 2.8(c).

(t)“Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(u)“Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission

(v)“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(w)“Shelf Takedown Holder” shall have the meaning ascribed thereto in Section 2.1(b) of this Agreement.

(x)“Underwritten Shelf Takedown” shall have the meaning ascribed thereto in Section 2.1(b) of this Agreement.

SECTION 2

REGISTRATION RIGHTS

2.1Demand Registration Rights.

(a)Demand Registration Rights.  Beginning 180 days following an Initial Public Offering, (x) the persons set forth on Schedule A hereto (the “Class A Holders”) may request on an unlimited basis and (y) the persons set forth on Schedule B hereto that held a majority of majority of Registrable Securities immediately prior to the Initial Public Offering (the “Class T Holders”) may request on three (3)

occasions (in each case, the “Initiating Holders”), by notice to the Company specifying the intended method or methods of disposition, that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Holders; provided, however, that the value of the Registrable Securities that such Initiating Holders propose to sell in such Public Offering is equal to or greater than Twenty Five Million ($25,000,000).  The Company will then use its reasonable best efforts to effect the registration under the Securities Act (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested by the Initiating Holders holding a majority of the Registrable Securities being proposed for registration and if the Company is then eligible to use such registration) of the Registrable Securities that the Company has been requested to register by such Initiating Holders together with all other Registrable Securities that the Company has been requested to register pursuant to Section 2.2 by other stockholders, all to the extent required to permit the disposition of the Registrable Securities that the Company has been so requested to register; provided, however, that the Company will not be obligated to take any action to effect any such registration pursuant to this Section 2.1(a):

(i)during the effectiveness of any lock-up agreement entered into in connection with any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans); or

(ii)if a registration statement requested under this Section 2.1(a) became effective within the preceding 90 days (unless otherwise consented to by the Board);

(iii)on a Form S-1 (or any successor or similar long-form registration statement) (“Long-Form Registrations”) at the request of the Initiating Holder(s) after the Company has effected two (2) Long-Form Registrations pursuant to this Section 2.1(a) at the request of such Initiating Holder(s), and such registrations have been declared effective.

(iv)In the event that an Initiating Holder exercises the demand registration rights under Section 2.1(a)(y) and the registration statement for such offering is withdrawn prior to its effectiveness or greater than fifty percent (50%) of the Registrable Securities proposed to be registered by such Initiating Holder(s) are removed from such registration pursuant to the Underwriter’s Cutback provisions set forth in Section 2.3(a), such Initiating Holder(s) shall not be deemed to have exercised one of its demand registration rights under Section 2.1(a)(y).

(b)Shelf Takedowns.  At any time during which the Company has effective a shelf registration pursuant to Rule 415 under the Securities Act with respect to such stockholder’s shares, any Class A Holder or Class T Holder (the “Shelf Takedown Holder”), by notice to the Company specifying the intended method or methods of disposition, may request that the Company effect an underwritten offering of such Shelf Takedown Holders’ Shares that are subject to such registration statement (an “Underwritten Shelf Takedown”) of all or a specified part of the Registrable Securities held by such Shelf Takedown Holders; provided, however, that the value of Registrable Securities that such Shelf Takedown Holders propose to sell in an underwritten Shelf Takedown is at least Fifty Million Dollars ($50,000,000).  The Company will not be obligated to take any action to effect any such Underwritten Shelf Takedown pursuant to this Section 2.1(b) if an Underwritten Shelf Takedown requested under this Section 2.1(b) was consummated within the preceding 90 days (unless otherwise consented to by the Board).

(c)Form.  Except as otherwise provided above or required by law, so long as the Company is eligible and qualified to register Registrable Securities on Form S-3 (or any successor or similar short-form registration statement), each registration requested pursuant to Section 2.1(a) will be effected by the filing of a registration statement on Form S-3 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted) and (i) the Initiating Holders will have the right pursuant to Section 2.1(a) to require the Company to effect an unlimited number of registrations on Form S-3 (or any successor or similar short-form registration statement); provided that if any registration requested pursuant to this Section 2.1 is proposed to be effected on Form S-3 (or any successor or similar short-form registration statement) and is in connection with an underwritten offering, and if the managing underwriter will advise the Company in writing that, in its opinion, it is of material importance to the success of such proposed offering to file a Long Form Registration, then, subject to Section 2.1(a)(ii), the Company will file a Long Form Registration as reasonably requested by such managing underwriter.

(d)Additional Procedures.  In the case of a registration pursuant to Section 2.1 hereof, whenever the or Initiating Holders are entitled to request and so requests that such registration be effected pursuant to an underwritten offering, the Company will include such information in any written notice to stockholders required by Section 2.1(a).  In such event, the right of any stockholder to have securities owned by such stockholder included in such registration will be conditioned upon the inclusion of such stockholder’s Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Initiating Holders and such stockholder).  If requested by the Initiating Holders or Shelf Takedown Holders, the Company together with the stockholders proposing to distribute their securities through the underwriting will enter into an underwriting agreement with the underwriters for such offering containing such representations and warranties by the Company and such stockholders, a customary lock up covenant and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Agreement).

(e)Suspension of Registration.  If the filing, initial effectiveness or continued use of a registration statement, including a shelf registration statement pursuant to Rule 415 under the Securities Act, in respect of a registration pursuant to this Section 2.1 at any time would require the Company to make a public disclosure of material nonpublic information, which disclosure in the good faith judgment of the Board (after consultation with external legal counsel) (i) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement and (iii) would have a material adverse effect on the Company or its business or on the Company’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the stockholders participating in such registration, delay the filing or initial effectiveness of, or suspend use of, such registration statement; provided, that the Company will not be permitted to do so (i) for a period exceeding 30 days on any one occasion or (ii) for an aggregate period exceeding 90 days in any 12 month period.  In the event the Company exercises its rights under the preceding sentence, such stockholders agree to suspend, promptly upon their receipt of the notice referred to above, their use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities.  The Company will promptly notify such stockholders of the expiration of any period during which it exercised its rights under this Section 2.1(e).  The Company agrees that, in the event it exercises its rights under this Section 2.1(e), it will, within 30 days following such stockholders’ receipt of the notice of suspension, update the suspended registration statement as may be necessary to permit the stockholders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law.

2.2Piggyback Registration Rights.

(a)Piggyback Registration.

(i)General.  Each time the Company proposes to register any Equity Interests under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, for its own account or for the account of any other Person (pursuant to Section 2.1 or otherwise) for sale in a Public Offering, the Company will give notice to all holders of Registrable Securities of its intention to do so.  Any such holder may, by written response delivered to the Company within five (5) days after the effectiveness of such notice, request that all or a specified part of the Registrable Securities held by such holder be included in such registration.  The Company thereupon will use its best efforts to cause to be included in such registration under the Securities Act all Registrable Securities which the Company has been so requested to register by such holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of Equity Interests in such Public Offering) of the Registrable Securities to be so registered.  No registration of Registrable Securities effected under this Section 2.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 2.1 hereof.

(ii)Excluded Transactions.  The Company shall not be obligated to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its securities in connection with (A) any Public Offering relating to employee benefit plans or dividend reinvestment plans; or (B) any Public Offering relating to the acquisition or merger after December 31, 2012 by the Company or any of its subsidiaries of or with any other businesses.

(b)Additional Procedures.  Stockholders participating in any Public Offering pursuant to this Section 2.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Registrable Securities in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other selling stockholders in connection therewith including without limitation customary selling stockholder representations, warranties, indemnifications and “lock-up” agreements, and other agreements for the benefit of the underwriters; provided, however, that (a) with respect to individual representations, warranties, indemnities and agreements of sellers of Equity Interests in such Public Offering, the aggregate amount of such liability shall not exceed such holder’s net proceeds from such offering and (b)  with respect to all other representations, warranties and indemnities of sellers of Equity Interests in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such holder’s pro rata portion of any such liability, in accordance with such holder’s portion of the total number of Equity Interests included in the offering and (ii) such holder’s net proceeds from such offering.

2.3Certain Other Provisions.

(a)Underwriter’s Cutback.  In connection with any registration of Equity Interests, the underwriter may determine that marketing factors (including an adverse effect on the per Equity Interest offering price) require a limitation of the number of Equity Interests to be underwritten.  Notwithstanding any contrary provision of this Section 2 and subject to the terms of this Section 2.3(a), the underwriter may limit the number of Equity Interests which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration, it being understood that, if the registration in question involves a registration for sale of securities for the Company’s own account and is not also a registration effected pursuant to Section 2.1 hereof, then the number of shares which the Company seeks to have registered in such registration will not be subject to exclusion, in whole or in part, under this Section 2.3(a).  Upon receipt of notice from the underwriter of the need to reduce the number of Equity Interests to be included in the registration, the Company will advise all holders of the Company’s securities that would otherwise be registered and underwritten pursuant hereto, and the number of Equity Interests of such securities, including Registrable Securities, that may be included in the registration will be allocated in the following manner, unless the underwriter, with the consent of the Investor, will determine that marketing factors require a different allocation: Equity Interests, other than Registrable Securities, requested to be included in such registration by other stockholders will be excluded unless the Company, with the consent of the parties required to approve any amendment or waiver of this Agreement pursuant to Section 3.1 hereof, has granted registration rights which are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of the underwriter cutback (such Equity Interests afforded such equal treatment being “Parity Shares”); and, if a limitation on the number of Equity Interests is still required, the number of Registrable Securities, Parity Shares and other Equity Interests that may be included in such registration will be allocated among the holders thereof in proportion, as nearly as practicable, as follows:

(b)there will be first allocated to each such holder requesting that its Registrable Securities or Parity Shares be registered in such registration a number of such Equity Interests to be included in such registration equal to the lesser of (A) the number of such Equity Interests requested to be registered by such holder, and (B) a number of such Equity Interests equal to such holder’s pro rata portion;

(i)the balance, if any, not allocated pursuant to clause (i) above will be allocated to those holders requesting that their Registrable Securities or Parity Shares be registered in such registration that requested to register a number of such Equity Interests in excess of such holder’s Pro Rata Portion pro rata to each such holder based upon the number of Registrable Securities and Parity Shares held by such holder, or in such other manner as the holders requesting that their Registrable Securities or Parity Shares be registered in such registration may otherwise agree; and

(ii)the balance, if any, not allocated pursuant to clause (ii) above will be allocated to Equity Interests, other than Registrable Securities and Parity Shares, requested to be included in such registration by other equityholders.

For purposes of any underwriter cutback, all Registrable Securities held by any stockholder will also include any Registrable Securities held by the partners, retired partners, shareholders or Affiliates of such stockholder, or the estates and family members of any such stockholder or such partners and retired partners, any trusts for the benefit of any of the foregoing Persons and, at the election of such stockholder or such partners, retired partners, trusts or Affiliates, any charitable organization to which any of the foregoing shall have contributed Equity Interests prior to the execution of the underwriting agreement in connection with such underwritten offering, and such stockholder and other Persons will be deemed to be a single selling stockholder, and any pro rata reduction with respect to such selling stockholder will be based upon the aggregate amount of Equity Interests owned by all entities and individuals included with such selling stockholder, as defined in this sentence.  No securities excluded from the underwriting by reason of the underwriter’s marketing limitation will be included in such registration.  Upon delivery of a written request pursuant to Section 2.2(a) that Registrable Securities be sold in an underwritten offering, the stockholder thereof may not thereafter elect to entirely withdraw therefrom without the written consent of the Initiating Holders or the Shelf Takedown Holders, as applicable.  Notwithstanding the foregoing, if the managing underwriter of any underwritten offering will advise the stockholders participating in the offering that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Initiating Holders or Shelf Takedown Holders, then the Initiating Holders or Shelf Takedown Holders will have the right to withdraw from such underwritten offering and, upon any such withdrawal, such Initiating Holders or Shelf Takedown Holders, as the case may be, may elect to terminate any such offering at any time.

(c)Registration Procedures.  If, and in each case when, the Company is required to effect a registration of any Registrable Securities as provided in this Section 2, the Company will promptly:

(i)prepare and, in any event within 45 days (30 days in the case of a Form S-3 registration) after a request received pursuant to Section 2.1(a), or the end of the period under Section 2.2(a)(i) within which a piggyback request for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within 90 days of the initial filing;

(ii)prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 270 days (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto in accordance with Sections 2.1 or 2.2, the Company will furnish to counsel selected pursuant to Section 2.3(c) hereof copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(iii)furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(iv)use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller will reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(v)notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(vi)otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than 12 months) after the effective date of the registration statement, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

(vii)if such Registrable Securities are common stock (including common stock issuable upon conversion, exchange or exercise of another security), use its reasonable best efforts to list such Registrable Securities on any securities exchange on which the Equity Interest is then listed if such Registrable Securities are not already so listed; and (y) use its reasonable best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(viii)enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to the provisions of Section 2.4 hereof, and take such other actions as the Initiating Holders or Shelf Takedown Holders, as the case may be, or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

(ix)obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the Initiating Holders or Shelf Takedown Holders, as the case may be, shall reasonably request;

(x)make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such managing underwriter(s), all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement (subject to each party referred to in this clause (x) entering into customary confidentiality agreements in a form reasonably acceptable to the Company);

(xi)notify counsel for the stockholders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (w) when the registration statement, or any post-effective amendment to the registration statement, will have become effective, or any supplement to the prospectus or any amendment to the prospectus will have been filed, (x) of the receipt of any comments from the Commission, (y) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (z) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(xii)use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

(xiii)if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such stockholder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such stockholder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(xiv)cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such stockholders may request;

(xv)obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to the Initiating Holders or Shelf Takedown Holders, as the case may be, underwriters or agents and their counsel;

(xvi)cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA; and

(xvii)use its reasonable best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any “road shows” that may be reasonably requested by the stockholders in connection with distribution of the Registrable Securities.

(d)Selection of Underwriters and Counsel.  The underwriters and legal counsel to be retained in connection with any Public Offering shall be selected by the Board.

(e)Lock-Up.  In connection with each sale of Registrable Securities pursuant to Section 2.1 or 2.2 conducted as an underwritten Public Offering, each Holder agrees, if requested, to become bound by and to execute and deliver a lock-up agreement with the underwriter(s) of such underwritten Public Offering restricting such Holder’s right to (a) transfer, directly or indirectly, any equity securities of the Company held by such Holder or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date set forth on the cover of the final prospectus relating to the underwritten Public Offering and ending on the date specified by the underwriters (such period not to exceed ninety (90) days in the case of any registration or sale other than the Initial Public Offering.

2.4Indemnification and Contribution.

(a)Indemnities of the Company.  In the event of any registration of any Registrable Securities or other debt or equity securities of the Company or any of its subsidiaries under the Securities Act pursuant to this Section 2 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including, without limitation, reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company or its subsidiaries), the Company will, and hereby does, and will cause each of its subsidiaries, jointly and severally, to indemnify and hold harmless each seller of Registrable Securities, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers, trustees, members and shareholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a “Covered Person”), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange

Act, any other securities or other law of any jurisdiction, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, any “test-the-waters” communication or other marketing materials, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it (as such expenses are incurred) in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof.  The indemnities of the Company and of its subsidiaries contained in this Section 2.4(a) shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

(b)Indemnities to the Company.  The Company and any of its subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 2, that the Company and any of its subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities (provided, that, under no circumstance shall the request for delivery of such undertaking toll or otherwise extend the period of time which the Company has to comply with requests pursuant to Sections 2.1 or 2.2 of this Agreement) , to indemnify and hold harmless the Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other prospective seller of such securities with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including, without limitation, reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished by such seller to the Company or any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other document or report.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities.

(c)Contribution.  If the indemnification provided for in Sections 2.4(a) or 2.4(b) hereof is unavailable to a party that would have been entitled to indemnification pursuant to the foregoing provisions of this Section 2.4 (an “Indemnitee”) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein other than for a reason set forth therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof).  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties agree that it would not be just or equitable if contribution pursuant to this Section 2.4(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence.  The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 2.4(c) shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(d)Limitation on Liability of Holders of Registrable Securities.  The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 2.4 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

2.5Termination of Registration Rights.

The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2 shall terminate upon the earliest to occur of: (a) the closing of a Deemed Liquidity Event; (b) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and (c) the third anniversary of the Initial Public Offering.

2.6Expenses of Registration.

All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses relating to filings with any exchange, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and the Investor, one counsel for the other stockholders (up to a maximum of fifty thousand dollars ($50,000) per Public Offering), independent public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance) and underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals attributable to the securities being registered, which discounts, commissions or fees with respect to any stockholder’s respective shares shall be paid by such stockholder), all of the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of any liability insurance (if the Company determines to obtain such insurance) and the fees and expenses incurred in connection with the listing of the securities to be registered on any exchange on which such securities issued by the Company are then listed, the reasonable fees and expenses of any special experts (including attorneys) retained by the Company (if it so desires) in connection with such registration and fees and expenses of other persons retained by the Company, shall be borne by the Company.

2.7Information by Holder.

Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8Restrictions on Transfer.

(a)The rights of a Holder hereunder may be assigned (but only with all related obligations as set forth below) in connection a transfer of Registrable Securities to a Permitted Transferee of that Holder.  Without prejudice to any other or similar conditions imposed hereunder with respect to any such transfer, no assignment permitted under the terms of this Section 2.8 will be effective unless the Permitted Transferee to which the assignment is being made, if not a Holder, has delivered to the Company a written acknowledgement and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement.  A Permitted Transferee to whom rights are transferred pursuant to this Section 2.8 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 2.8.

(b)The holder of Registrable Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2.8. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until:

(i)There is then in effect a registration statement under the Securities Act covering such proposed disposition and the disposition is made in accordance with the registration statement; or

(ii)The Holder shall have given prior written notice to the Company of the Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and the Holder shall have furnished the Company, at the Holder’s expense, with (i) an opinion of counsel reasonably satisfactory to the Company to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company.

(c)Notwithstanding the provisions of Section 2.9(a), no such registration statement, opinion of counsel or “no action” letter shall be necessary for (i) a transfer not involving a change in beneficial ownership, or (ii) transactions involving the distribution without consideration of Restricted Securities by any Holder to (x) an affiliate of the Holder, if the Holder is a corporation or (y) any of the Holder’s partners, members or other equity owners, or retired partners, retired members or other equity owners, or to the estate of any of the Holder’s partners, members or other equity owners or retired partners, retired members or other equity owners; provided, in each case, that the Holder shall give written notice to the Company of the Holder’s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(d)Each certificate, instrument or book entry representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be notated with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

(e)The first legend referring to federal and state securities laws identified in Section 2.8(c) notated on any certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to the Restricted Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of Restricted Securities (to the extent the securities are certificated), if (i) those securities are registered under the Securities Act, or (ii) the holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of those securities may be made without registration, qualification or legend.

(f)The Company shall not be obligated to recognize any attempted sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, made other than in compliance with the terms and conditions of this Agreement. The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Agreement.

2.9Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c)So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.10Delay of Registration.

No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

SECTION 3

MISCELLANEOUS

3.1Amendment.

Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by (a) the Company, (b) the Class A Holders holding a majority of the Registrable Securities held by all Class A Holders, and (c) the Class T Holders holding a majority of the Registrable Securities held by all Class A Holders.  Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder.

3.2Notices.

All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a)if to an Investor, to the Investor’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof;

(b)if to any Holder, to such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to the address of the last holder of such shares for which the Company has contact information in its records; or

(c)if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 16800 Edwards Road, Cerritos, California 90703, or at such other current address as the Company shall have furnished to the Investors or Holders, with a copy (which shall not constitute notice) to Michael Nordtvedt, Wilson Sonsini Goodrich & Rosati, P.C., 701 Fifth Avenue, Suite 5100, Seattle, Washington 98104.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), each Investor and Holder consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to any facsimile number for the Investor or Holder in the Company’s records), (ii) electronic mail to the electronic mail address for the Investor or Holder in the Company’s records), (iii) posting on an electronic network together with separate notice to the Investor or Holder of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the Investor or Holder. This consent may be revoked by an Investor or Holder by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

3.3Governing Law.

This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

3.4Successors and Assigns.

Except as set forth in section 2.8, this Agreement, and any and all rights, duties and obligations hereunder, shall not otherwise be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.5Entire Agreement.

This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

3.6Delays or Omissions.

Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

3.7Severability.

If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

3.8Titles and Subtitles.

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

3.9Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

3.10Telecopy Execution and Delivery.

A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

3.11Jurisdiction; Venue.

Each of the parties hereto hereby submits and consents irrevocably to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the interpretation and enforcement of the provisions of this Agreement. Each of the parties hereto also agrees that the jurisdiction over the person of such parties and the subject matter of such dispute shall be effected by the mailing of process or other papers in connection with any such action in the manner provided for in Section 3.2 or in such other manner as may be lawful, and that service in such manner shall constitute valid and sufficient service of process.

3.12Further Assurances.

Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

3.13Conflict.

In the event of any conflict between the terms of this Agreement and the Company’s certificate of incorporation or its bylaws, the terms of the Company’s certificate of incorporation or its bylaws, as the case may be, will control.

3.14Aggregation of Stock.

All securities held or acquired by Affiliates  shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

(signature page follows)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

REVOLVE GROUP, INC. a Delaware corporation
By:
Name:
Title:

(Signature page to the Registration Rights Agreement)

The parties are signing this Registration Rights Agreement as of the date stated in the introductory clause.

INVESTOR:	TSG Eminent Holdings, L.P.
By:
Name:
Title:

(Signature page to the Registration Rights Agreement)

The parties are signing this Registration Rights Agreement as of the date stated in the introductory clause.

MMMK DEVELOPMENT, INC.
By:
Name: Nancy Herrman
Title: President

(Signature page to the Registration Rights Agreement)

The parties are signing this Registration Rights Agreement as of the date stated in the introductory clause.

CAPRETTO:	CAPRETTO LLC
By:
Name: Elyse Walker
Title: Member

By:
Name: David Walker
Title: Member

(Signature page to the Registration Rights Agreement)

The parties are signing this Registration Rights Agreement as of the date stated in the introductory clause.

L+F STOCKHOLDERS:
Raissa Gerona

Candace Lee

Michael Mente

Mitch Moseley

Son Nguyen

(Signature page to the Registration Rights Agreement)

SCHEDULE A

MMMK Development, Inc.

Raissa Gerona

Candace Lee

Michael Mente

Mitch Moseley

Son Nguyen

SCHEDULE B

Capretto LLC

TSG Eminent Holdings, L.P.